Exhibit 99.1

    Cash America Completes 2006 with an Increase in Fourth Quarter
                            Earnings of 32%


    FORT WORTH, Texas--(BUSINESS WIRE)--Jan. 25, 2007--Cash America International, Inc. (NYSE:CSH) announced today that income from continuing operations for the fourth quarter ended December 31, 2006 increased 32% to $21,698,000 (71 cents per share) compared to $16,456,000 (55 cents per share) for the same period in 2005. Total revenue for the fourth quarter 2006 increased 26% to $215.4 million, up from $171.0 million during the same period in 2005. The year-over-year gain in total revenue was largely attributable to an 80% increase in short-term cash advance fees to $71,870,000 in the fourth quarter 2006 compared to $39,954,000 during the same period in 2005. Higher balances of cash advances extended to customers and the inclusion of CashNetUSA which was acquired on September 15, 2006 contributed to the significant rise in revenue from cash advance fees.

    Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, "Our Company continues to see increased levels of customer demand for both our pawn loans and cash advance services. The increase in these asset levels is driving the revenue of the Company higher and we are beginning to see the benefits as our operating income rose 32% in the fourth quarter over last year's fourth quarter. Consolidated net revenue from same stores increased 8.3% in the fourth quarter of 2006 compared to the same quarter last year, led by a 24% increase in same store net revenue in our cash advance segment, which combined with a same store net revenue increase of 6% in our pawn segment to produce the consolidated results."

    Total revenue for the fiscal year ended December 31, 2006, was $693.2 million, up 17% from $594.3 million in 2005. Cash America finished fiscal year 2006 with 36% increase in income from continuing operations to $60,940,000 ($2.00 per share) for the twelve-month period compared to $44,821,000 ($1.48 per share) in fiscal 2005. Included in the 2006 total was an after-tax gain of 5 cents per share related to the early termination of a store lease in the second quarter. Excluding the 5 cent gain, income from continuing operations was up 33% to $59,531,000 ($1.95 cents per share) from the previous year.

    Cash America will host a conference call to discuss the fourth quarter results on Thursday, January 25th at 3:45 p.m. CST. A live webcast of the call will be available on the Investor Relations section of the Company's corporate Web site (www.cashamerica.com). To listen to the live call, please go to the Web site at least 15 minutes early to register, download, and install any necessary audio software. A replay will be available on the Company's Web site for 90 days following the conference call.

    Outlook for the First Quarter of 2007 and the 2007 Fiscal Year

    Management believes that the opportunities for sustained growth in revenue and earnings will be largely associated with the customer demand for the credit products provided by the Company, which take the form of pawn loans and short-term cash advances. Other elements expected to affect the growth in revenue include the ongoing maturation of the 233 additional pawn and cash advance locations opened or acquired during the last 36 months, the regulatory governance of consumer loan products and the integration of CashNetUSA. As it enters the first quarter of 2007, management anticipates that demand for the Company's products will remain strong, but also believes that trends in tax refunds received by the Company's customers during the first quarter will have a meaningful impact on the first quarter results. Typically the Company's customers who receive refunds use those proceeds to pay past due cash advance obligations, to redeem pawned merchandise and to purchase merchandise at the Company's locations. Based on its views and on the preceding factors management expects that the first quarter 2007 net income per share will be between 60 and 64 cents per share compared to 51 cents per share in the first quarter 2006.

    Expectations for the remainder of fiscal 2007 will be affected by the magnitude of personal income tax refunds for many of the Company's customers and the subsequent recovery of earning asset levels in later periods based on customer demand for credit products. At this time, management is increasing the lower end of its previously reported expectations for full fiscal year 2007 earnings per share producing a new expected range of $2.45 and $2.55, compared to $1.95 per share from continuing operations in fiscal 2006. The fiscal 2006 comparable full year income from continuing operations excludes the $1.4 million after-tax gain (5 cents per share) related to the early termination of a store lease reported in the second quarter of fiscal 2006.

    Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 918 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 487 locations in 22 states under the brand names Cash America Pawn and SuperPawn. The Company also offers short-term cash advances in many of its locations including 295 locations that offer this service under the brand names Cash America Payday Advance and Cashland. Short-term cash advances are also offered to customers via the Internet distribution channel of CashNetUSA located at http://www.cashnetusa.com. In addition, check cashing services are provided through its 136 franchised and Company-owned "Mr. Payroll" check cashing centers. For additional information, visit the Company's website located at http://www.cashamerica.com.

    Safe Harbor Statement under the Private Securities Litigation
Reform Act of 1995

    This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the "Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, the ability to successfully integrate newly acquired businesses into the Company's operations and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes," "estimates," "plans," "expects," "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
           HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                (in thousands, except per share data)

                               Three Months Ended      Year Ended
                                  December 31,        December 31,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

Consolidated Operations:
  Total revenue                $215,393  $171,015  $693,214  $594,346
  Net revenue                  $152,373  $114,973  $488,285  $410,547
  Total operating expenses     $115,080  $ 86,623  $384,266  $329,835

  Income from operations       $ 37,293  $ 28,350  $104,019  $ 80,712

  Income from continuing
   operations before income
   taxes                       $ 33,838  $ 25,775  $ 96,168  $ 70,882

  Income from Continuing
   Operations                  $ 21,698  $ 16,456  $ 60,940  $ 44,821

  Income from Discontinued
   Operations (1)              $      -  $    197  $      -  $    197

  Net Income                   $ 21,698  $ 16,653  $ 60,940  $ 45,018

  Earnings per share:
Basic -
Income from continuing
 operations                    $   0.73  $   0.56  $   2.05  $   1.53
Net income                     $   0.73  $   0.57  $   2.05  $   1.54
Diluted -
Income from continuing
 operations                    $   0.71  $   0.55  $   2.00  $   1.48
Net income                     $   0.71  $   0.55  $   2.00  $   1.49

  Weighted average shares:
Basic                            29,750    29,252    29,676    29,262
Diluted                          30,561    30,169    30,532    30,206

-----------------------

(1) The 2005 income from discontinued operations represents the tax benefits resulting from final tax adjustments to the 2004 foreign operations in tax returns. The foreign pawn lending operations in United Kingdom and Sweden were sold on September 7, 2004.


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                  (in thousands, except share data)

                                                      December 31,
                                                   -------------------
                                                     2006      2005
                                                   --------- ---------

Assets

  Current assets:
Cash and cash equivalents                          $ 25,723  $ 18,852
Pawn loans                                          127,384   115,280
Cash advances, net                                   79,975    40,704
Merchandise held for disposition, net                87,060    72,683
Finance and service charges receivable               25,377    22,048
Other receivables and prepaid expenses               16,128    13,406
Deferred tax assets                                  16,324    11,274
                                                   --------- ---------

Total current assets                                377,971   294,247

Property and equipment, net                         119,261    94,856
Goodwill                                            239,650   174,987
Intangible assets, net                               27,477    23,391
Other assets                                         13,036    11,167
                                                   --------- ---------

Total assets                                       $777,395  $598,648
                                                   ========= =========

Liabilities and Stockholders' Equity

  Current liabilities:
Accounts payable and accrued expenses              $ 92,368  $ 37,217
Customer deposits                                     7,464     6,239
Income taxes currently payable                        2,691     1,449
Current portion of long-term debt                    16,786    16,786
                                                   --------- ---------

Total current liabilities                           119,309    61,691

  Deferred tax liabilities                           12,770    11,344
  Other liabilities                                   1,625     1,689
  Long-term debt                                    202,963   149,208
                                                   --------- ---------

Total liabilities                                   336,667   223,932
                                                   --------- ---------

  Stockholders' equity:
Common stock, 30,235,164 shares issued                3,024     3,024
Additional paid-in capital                          161,683   156,557
Retained earnings                                   287,962   229,975
Accumulated other comprehensive income (loss)            20        (5)
Notes receivable secured by common stock                (18)   (2,488)
Treasury shares, at cost                            (11,943)  (12,347)
                                                   --------- ---------

Total stockholders' equity                          440,728   374,716
                                                   --------- ---------

Total liabilities and stockholders' equity         $777,395  $598,648
                                                   ========= =========


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME
                (in thousands, except per share data)

                               Three Months Ended      Year Ended
                                  December 31,        December 31,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------
                                             (Unaudited)

Revenue
  Finance and service charges  $ 40,425  $ 37,296  $149,472  $139,772
  Proceeds from disposition of
   merchandise                  100,313    91,401   335,552   301,502
  Cash advance fees              71,870    39,954   195,105   142,068
  Check cashing fees,
   royalties and other            2,785     2,364    13,085    11,004
                               --------- --------- --------- ---------

Total Revenue                   215,393   171,015   693,214   594,346

Cost of Revenue
  Disposed merchandise           63,020    56,042   204,929   183,799
                               --------- --------- --------- ---------

Net Revenue                     152,373   114,973   488,285   410,547
                               --------- --------- --------- ---------

Expenses
  Operations                     68,707    58,061   245,885   220,357
  Cash advance loss provision    26,825    10,929    59,563    42,834
  Administration                 12,038    11,303    51,506    43,227
  Depreciation and
   amortization                   7,510     6,330    27,312    23,417
                               --------- --------- --------- ---------

Total Expenses                  115,080    86,623   384,266   329,835
                               --------- --------- --------- ---------

Income from Operations           37,293    28,350   104,019    80,712

  Interest expense               (3,935)   (2,996)  (11,945)  (10,610)
  Interest income                   429       387     1,631     1,614
  Foreign currency transaction
   gain (loss)                       51        34       296      (834)
  Gain from termination of
   contract                           -         -     2,167         -
                               --------- --------- --------- ---------

Income from Continuing
 Operations before Income
 Taxes                           33,838    25,775    96,168    70,882
  Provision for income taxes     12,140     9,319    35,228    26,061
                               --------- --------- --------- ---------

Income from Continuing
 Operations                      21,698    16,456    60,940    44,821

Income from discontinued
 operations                           -       197         -       197
                               --------- --------- --------- ---------

Net Income                     $ 21,698  $ 16,653  $ 60,940  $ 45,018
                               ========= ========= ========= =========

Earnings Per Share:

  Basic -
Income from continuing
 operations                    $   0.73  $   0.56  $   2.05  $   1.53
Income from discontinued
 operations                    $      -  $   0.01  $      -  $   0.01
Net income                     $   0.73  $   0.57  $   2.05  $   1.54

  Diluted -
Income from continuing
 operations                    $   0.71  $   0.55  $   2.00  $   1.48
Income from discontinued
 operations                    $      -  $   0.01  $      -  $   0.01
Net income                     $   0.71  $   0.55  $   2.00  $   1.49

Weighted average common shares
 outstanding:

  Basic                          29,750    29,252    29,676    29,262
  Diluted                        30,561    30,169    30,532    30,206

Dividends declared per common
 share                         $  0.025  $  0.025  $  0.100  $  0.100


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
        FINANCIAL AND OPERATING DATA -- CONTINUING OPERATIONS
               ($ in thousands unless noted otherwise)

                               Three Months Ended      Year Ended
                                  December 31,        December 31,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

PAWN LENDING OPERATIONS:
  Pawn loans
Annualized yield on pawn loans   122.7 %   123.7 %   123.6 %   124.8 %
Total amount of pawn loans
 written and renewed           $116,876  $108,424  $474,046  $438,955
Average pawn loan balance
 outstanding                   $130,713  $119,655  $120,930  $112,031
Average pawn loan balance per
 average location in operation $    279  $    263  $    262  $    251
Ending pawn loan balance per
 location in operation         $    268  $    253  $    268  $    253
Average pawn loan amount at
 end of period (not in
 thousands)                    $    107  $     95  $    107  $     95
Profit margin on disposition
 of merchandise as a
 percentage of proceeds from
 disposition of merchandise       37.2 %    38.7 %    38.9 %    39.0 %
Average annualized merchandise
 turnover                          2.8x      2.9x      2.7 x     2.7 x
Average balance of merchandise
 held for disposition per
 average location in operation $    188  $    166  $    165  $    151
Ending balance of merchandise
 held for disposition per
 location in operation         $    183  $    159  $    183  $    159

Pawnshop locations in
 operation -
Beginning of period, owned          463       453       456       441
Acquired                             12         3        19         9
Start-ups                             -         -         2         7
Combined or closed                    -         -        (2)       (1)
                               --------- --------- --------- ---------
End of period, owned                475       456       475       456
Franchise locations at end of
 period                              12         8        12         8
                               --------- --------- --------- ---------
Total pawnshop locations at
 end of period                      487       464       487       464
                               ========= ========= ========= =========
Average number of owned
 pawnshop locations                 469       455       462       447
                               ========= ========= ========= =========

  Cash advances (b)
Pawn locations offering cash
 advances at end of period          425       441       425       441
Average number of pawn
 locations offering cash
 advances                           422       436       425       430

Amount of cash advances
 written at pawn locations:
Funded by the Company          $ 17,839  $ 17,773  $ 66,952  $ 64,184
Funded by third-party lenders
 (a) (d)                         56,059    56,128   207,732   211,191
                               --------- --------- --------- ---------
Aggregate amount of cash
 advances written at pawn
 locations(a) (f)              $ 73,898  $ 73,901  $274,684  $275,375
                               ========= ========= ========= =========

Number of cash advances
 written at pawn locations
 (not in thousands):
By the Company                   58,922    41,889   213,467   223,639
By third-party lenders (a) (d)  124,998   157,678   480,649   574,442
                               --------- --------- --------- ---------
Aggregate number of cash
 advances written at pawn
 locations(a) (f)               183,920   199,567   694,116   798,081
                               ========= ========= ========= =========

Cash advance customer balances
 due at pawn locations
 (gross):
Owned by Company (c)           $  8,448  $  9,657  $  8,448  $  9,657
Owned by third-party lenders
 (a)                             11,202     9,697    11,202     9,697
                               --------- --------- --------- ---------
Aggregate cash advance
 customer balances due at pawn
 locations (gross) (a) (f)     $ 19,650  $ 19,354  $ 19,650  $ 19,354
                               ========= ========= ========= =========


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
  FINANCIAL AND OPERATING DATA -- CONTINUING OPERATIONS (Continued)
               ($ in thousands unless noted otherwise)

                          Three Months Ended         Year Ended
                             December 31,           December 31,
                         --------------------- -----------------------
                            2006       2005       2006        2005
                         ----------- --------- ----------- -----------

CASH ADVANCE OPERATIONS
 (e):
Amount of cash advances written:
Funded by the Company    $  303,041  $149,818  $  750,234  $  509,732
Funded by third-party
 lenders (a) (d)             48,850    37,780     152,845     145,228
                         ----------- --------- ----------- -----------
  Aggregate amount of
   cash advances written
   (a) (f)               $  351,891  $187,598  $  903,079  $  654,960
                         =========== ========= =========== ===========

  Number of cash
   advances written (not
   in thousands):
By the Company              821,265   419,308   2,097,176   1,442,816
By third-party lenders
 (a) (d)                     94,717    80,820     298,831     347,772
                         ----------- --------- ----------- -----------
  Aggregate number of
   cash advances written
   (a) (f)                  915,982   500,128   2,396,007   1,790,588
                         =========== ========= =========== ===========

  Cash advance customer
   balances due (gross):
Owned by the Company (c) $   91,040  $ 37,706  $   91,404  $   37,706
Owned by third-party
 lenders (a)                 13,485     7,215      13,485       7,215
                         ----------- --------- ----------- -----------
  Aggregate cash advance
   customer balances due
   (gross) (a) (f)       $  104,525  $ 44,921  $  104,525  $   44,921
                         =========== ========= =========== ===========

  Cash advance locations
   in operation:
Beginning of period             293       279         286         253
Acquired                          -         -           -           1
Start-ups                         2         7          12          34
Combined or closed                -         -          (3)         (2)
                         ----------- --------- ----------- -----------
End of period                   295       286         295         286
                         =========== ========= =========== ===========
Average number of cash
 advance locations              295       283         290         271
                         =========== ========= =========== ===========

CONSOLIDATED CASH ADVANCE PRODUCT
 SUMMARY (a) (b) (e):
  Amount of cash
   advances written:
Funded by the Company    $  320,880  $167,591  $  817,186  $  573,916
Funded by third-party
 lenders (a) (d)            104,909    93,908     360,577     356,419
                         ----------- --------- ----------- -----------
  Aggregate amount of
   cash advances written
   (a) (f)               $  425,789  $261,499  $1,177,763  $  930,335
                         =========== ========= =========== ===========

  Number of cash
   advances written (not
   in thousands):
By the Company              880,187   461,197   2,310,643   1,666,455
By third-party lenders
 (a) (d)                    219,715   238,498     779,480     922,214
                         ----------- --------- ----------- -----------
  Aggregate number of
   cash advances written
   (a) (f)                1,099,902   699,695   3,090,123   2,588,669
                         =========== ========= =========== ===========

  Average amount per
   cash advance written
   (not in thousands):
Funded by the Company    $      365  $    363  $      354  $      344
Funded by third-party
 lenders (a) (d)                477       394         463         386
                         ----------- --------- ----------- -----------
  Aggregate average
   amount per cash
   advance (a) (f)       $      387  $    374  $      381  $      359
                         =========== ========= =========== ===========

  Cash advance customer
   balances due (gross):
Owned by the Company (c) $   99,488  $ 47,363  $   99,488  $   47,363
Owned by third-party
 lenders (a)                 24,687    16,912      24,687      16,912
                         ----------- --------- ----------- -----------
  Aggregate cash advance
   customer balances due
   (gross) (a) (f)       $  124,175  $ 64,275  $  124,175  $   64,275
                         =========== ========= =========== ===========

  Total locations
   offering cash
   advances at end of
   year                         720       727         720         727
  Average total
   locations offering
   cash advances                715       701         715         701


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
  FINANCIAL AND OPERATING DATA -- CONTINUING OPERATIONS (Continued)
               ($ in thousands unless noted otherwise)

                           Three Months Ended        Year Ended
                              December 31,          December 31,
                           ------------------- -----------------------
                             2006      2005       2006        2005
                           --------- --------- ----------- -----------

CHECK CASHING OPERATIONS
 (Mr. Payroll):
  Centers in operation at
   end of year:
Company-owned locations           5         5           5           5
Franchised locations (a)        131       131         131         131
                           --------- --------- ----------- -----------
  Combined centers in
   operations at end of
   year (a)                     136       136         136         136
                           ========= ========= =========== ===========

  Revenue from Company-
   owned locations         $    127  $    132  $      569  $      565
  Revenue from franchise
   royalties and other          718       768       3,356       3,254
                           --------- --------- ----------- -----------
Total revenue (c)          $    845  $    900  $    3,925  $    3,819
                           ========= ========= =========== ===========

  Face amount of checks
   cashed:
Company-owned locations    $  9,254  $  9,713  $   38,446  $   38,699
Franchised locations (a)    300,762   301,177   1,269,724   1,181,682
                           --------- --------- ----------- -----------
  Combined face amount of
   check cashed (a)        $310,016  $310,890   1,308,170  $1,220,381
                           ========= ========= =========== ===========

  Fees collected from
   customers:
Company-owned locations
 (c)                       $    127  $    132  $      569  $      565
Franchised locations (a)      4,115     4,112      17,889      16,399
                           --------- --------- ----------- -----------
  Combined fees collected
   from customers (a)      $  4,242  $  4,244  $   18,458  $   16,964
                           ========= ========= =========== ===========

  Fees as a percentage of
   check cashed:
Company-owned locations        1.4 %     1.4 %       1.5 %       1.5 %
Franchised locations (a)        1.4       1.4         1.4         1.4
                           --------- --------- ----------- -----------
  Combined fees as a
   percentage of check
   cashed (a)                  1.4 %     1.4 %       1.4 %       1.4 %
                           ========= ========= =========== ===========

  Average check cashed
   (not in thousands):
Company-owned locations    $    371  $    375  $      393  $      386
Franchised locations (a)        405       383         421         386
                           --------- --------- ----------- -----------
  Combined average check
   cashed (a)              $    404  $    382  $      420  $      386
                           ========= ========= =========== ===========

-----------------------

(a) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company's businesses. Management believes information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company's operations.
(b) Includes cash advance activities at the Company's pawn lending locations.
(c) Amounts recorded in the Company's consolidated financial statements.
(d) Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.
(e) Includes cash advance activities at the Company's cash advance locations and through the Company's Internet distribution channel.
(f) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
  CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR
                                LOSSES
                            (in thousands)

                                                       December 31,
                                                    ------------------
                                                      2006      2005
                                                    --------- --------

Funded by the Company (b)
  Active cash advances and fees receivable          $ 69,489  $32,207
  Cash advances and fees in collection                24,499    7,510
                                                    --------- --------

Total funded by the Company (b)                       93,988   39,717
                                                    --------- --------

Funded by third-party lenders (a) (c)
  Active cash advances and fees receivable            24,721   19,548
  Cash advances and fees in collection                 5,466    5,010
                                                    --------- --------

Total funded by third-party lenders (a) (c)           30,187   24,558
                                                    --------- --------

Combined gross portfolio (a) (c)                     124,175   64,275
  Less: Elimination of cash advances owned by
   third-party lenders                                24,687   16,912
  Less: Discount on cash advances assigned by
   third-party lenders                                     -      350
                                                    --------- --------

Company-owned cash advances and fees receivable,
 gross                                                99,488   47,013
  Less: Allowance for losses                          19,513    6,309
                                                    --------- --------

Cash advances and fees receivable, net              $ 79,975  $40,704
                                                    ========= ========


                               Three Months Ended      Year Ended
                                  December 31,        December 31,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------

Allowance for company-owned
 cash advances

  Balance at beginning of
   period                      $ 11,089  $ 10,002  $  6,309  $  4,358
Cash advance loss provision      26,425    10,882    59,284    42,302
Charge-offs                     (20,351)  (17,454)  (56,276)  (50,145)
Recoveries                        2,350     2,879    10,196     9,794
                               --------- --------- --------- ---------

  Balance at end of period     $ 19,513  $  6,309  $ 19,513  $  6,309
                               ========= ========= ========= =========

Accrual for third-party
 lender-owned cash advances

  Balance at beginning of
   period                      $    753  $    827  $    874  $    342
(Decrease) increase in loss
 provision                          400        47       279       532
                               --------- --------- --------- ---------

  Balance at end of period     $  1,153  $    874  $  1,153  $    874
                               ========= ========= ========= =========

Combined statistics (d)
  Combined cash advance loss
   provision                   $ 26,825  $ 10,929  $ 59,563  $ 42,834
                               ========= ========= ========= =========
  Combined cash advance loss
   provision as a % of
   combined cash advances
   written (a)                     6.3 %     4.2 %     5.1 %     4.6 %
                               ========= ========= ========= =========
  Charge-offs (net of
   recoveries) as a % of
   combined cash advances
   written (a)                     4.2 %     5.6 %     3.9 %     4.3 %
                               ========= ========= ========= =========
  Combined allowance for
   losses and accrued third-
   party lender losses as a %
   of combined gross portfolio
   (a)                            16.6 %    11.2 %    16.6 %    11.2 %
                               ========= ========= ========= =========

---------------------------

(a) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company's businesses. Management believes information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company's operations.
(b) Cash advances written by the Company in its pawn and cash advance locations and through the Company's Internet distribution channel.
(c) Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company's pawn and cash advance locations and through the Company's Internet distribution channel.
(d) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company's pawn and cash advance locations and through the Company's Internet distribution channel.


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
        INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
            THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005
                            (in thousands)

                             Pawn      Cash      Check
                            Lending   Advance   Cashing   Consolidated
                           --------- --------- ---------- ------------

Three Months Ended
 December 31, 2006:
--------------------------

Revenue
  Finance and service
   charges                 $ 40,425  $      -  $       -  $    40,425
  Proceeds from
   disposition of
   merchandise              100,313         -          -      100,313
  Cash advance fees          11,783    60,087          -       71,870
  Check cashing fees,
   royalties and other            -     1,940        845        2,785
                           --------- --------- ---------- ------------

Total revenue               152,521    62,027        845      215,393

Cost of revenue - disposed
 merchandise                 63,020         -          -       63,020
                           --------- --------- ---------- ------------

Net revenue                  89,501    62,027        845      152,373
                           --------- --------- ---------- ------------

Expenses
  Operations                 45,979    22,405        323       68,707
  Cash advance loss
   provision                  3,836    22,989          -       26,825
  Administration              5,103     6,622        313       12,038
  Depreciation and
   amortization               5,011     2,384        115        7,510
                           --------- --------- ---------- ------------

Total expenses               59,929    54,400        751      115,080
                           --------- --------- ---------- ------------

Income from operations     $ 29,572  $  7,627  $      94  $    37,293
                           ========= ========= ========== ============

As of December 31, 2006:
--------------------------

Total assets               $545,593  $224,282  $   7,520  $   777,395
                           ========= ========= ========== ============

Three Months Ended
 December 31, 2005:
--------------------------

Revenue
  Finance and service
   charges                 $ 37,296  $      -  $       -  $    37,296
  Proceeds from
   disposition of
   merchandise               91,401         -          -       91,401
  Cash advance fees          11,034    28,920          -       39,954
  Check cashing fees,
   royalties and other            -     1,464        900        2,364
                           --------- --------- ---------- ------------

Total revenue               139,731    30,384        900      171,015

Cost of revenue - disposed
 merchandise                 56,042         -          -       56,042
                           --------- --------- ---------- ------------

Net revenue                  83,689    30,384        900      114,973
                           --------- --------- ---------- ------------

Expenses
  Operations                 44,226    13,507        328       58,061
  Cash advance loss
   provision                  4,194     6,735          -       10,929
  Administration              6,719     4,284        300       11,303
  Depreciation and
   amortization               4,220     2,020         90        6,330
                           --------- --------- ---------- ------------

Total expenses               59,359    26,546        718       86,623
                           --------- --------- ---------- ------------

Income from operations     $ 24,330  $  3,838  $     182  $    28,350
                           ========= ========= ========== ============

As of December 31, 2005:
--------------------------

Total assets               $475,527  $115,778  $   7,343  $   598,648
                           ========= ========= ========== ============


          CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
        INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
                YEAR ENDED DECEMBER 31, 2006 AND 2005
                            (in thousands)

                                Pawn      Cash     Check
                               Lending   Advance  Cashing Consolidated
                              --------- --------- ------- ------------

Year Ended December 31, 2006:
-----------------------------

Revenue
  Finance and service charges $149,472  $      -  $    -  $   149,472
  Proceeds from disposition
   of merchandise              335,552         -       -      335,552
  Cash advance fees             43,676   151,429       -      195,105
  Check cashing fees,
   royalties and other               -     9,160   3,925       13,085
                              --------- --------- ------- ------------

Total revenue                  528,700   160,589   3,925      693,214

Cost of revenue - disposed
 merchandise                   204,929         -       -      204,929
                              --------- --------- ------- ------------

Net revenue                    323,771   160,589   3,925      488,285
                              --------- --------- ------- ------------

Expenses
  Operations                   178,143    66,438   1,304      245,885
  Cash advance loss provision   15,377    44,186       -       59,563
  Administration                28,520    21,494   1,492       51,506
  Depreciation and
   amortization                 18,579     8,357     376       27,312
                              --------- --------- ------- ------------

Total expenses                 240,619   140,475   3,172      384,266
                              --------- --------- ------- ------------

Income from operations        $ 83,152  $ 20,114  $  753  $   104,019
                              ========= ========= ======= ============

Year Ended December 31, 2005:
-----------------------------

Revenue
  Finance and service charges $139,772  $      -  $    -  $   139,772
  Proceeds from disposition
   of merchandise              301,502         -       -      301,502
  Cash advance fees             41,405   100,663       -      142,068
  Check cashing fees,
   royalties and other               -     7,185   3,819       11,004
                              --------- --------- ------- ------------

Total revenue                  482,679   107,848   3,819      594,346

Cost of revenue - disposed
 merchandise                   183,799         -       -      183,799
                              --------- --------- ------- ------------

Net revenue                    298,880   107,848   3,819      410,547
                              --------- --------- ------- ------------

Expenses
  Operations                   167,272    51,706   1,379      220,357
  Cash advance loss provision   15,663    27,171       -       42,834
  Administration                25,751    16,325   1,151       43,227
  Depreciation and
   amortization                 15,786     7,299     332       23,417
                              --------- --------- ------- ------------

Total expenses                 224,472   102,501   2,862      329,835
                              --------- --------- ------- ------------

Income from operations        $ 74,408  $  5,347  $  957  $    80,712
                              ========= ========= ======= ============

    CONTACT: Cash America International, Inc.
             Thomas A. Bessant, Jr., 817-335-1100